Equity	12 Months Ended
Sep. 01, 2016
Equity [Abstract]
Equity
Equity

Micron Shareholders' Equity

Common Stock Repurchases:  Our Board of Directors has authorized the discretionary repurchase of up to $1.25 billion of our outstanding common stock, which may be made in open-market purchases, block trades, privately-negotiated transactions, or derivative transactions. Through 2016, we had repurchased 49 million shares for $956 million (including commissions) through open-market transactions pursuant to such authorization, which were recorded as treasury stock. Further repurchases are subject to market conditions and our ongoing determination of the best use of available cash.

Outstanding Capped Calls: We have capped calls intended to reduce the effect of potential dilution from our convertible notes.  The capped calls provide for our receipt of cash or shares, at our election, from our counterparties if the trading price of our stock is above strike prices on their expiration dates. The amounts receivable vary based on the trading price of our stock, up to the cap prices. As of September 1, 2016, the dollar value of cash or shares that we would receive from capped calls upon their expiration date ranges from $0, if the trading price of our stock is below strike prices for all capped calls, to $719 million, if the trading price of our stock is at or above the cap prices for all capped calls.  Settlement of the capped calls prior to the expiration dates may be for an amount less than the maximum value at expiration. We paid $103 million in 2012 to purchase the 2032 Capped Calls and $48 million in 2013 to purchase the 2033 Capped Calls. The amounts paid were recorded as charges to additional capital.

The following table presents information related to outstanding capped calls as of September 1, 2016:

Capped Calls				Strike Price	Cap Price Range		Underlying Common Shares	Value at Expiration
	Expiration Dates				Low	High		Minimum	Maximum
2032C	Nov 2016	–	Nov 2017	$9.80	$14.62	$15.69	50	$—	$279
2032D	Nov 2016	–	May 2018	10.16	14.62	16.04	44	—	244
2033E	Jan 2018	–	Feb 2018	10.93	14.51	14.51	27	—	98
2033F	Jan 2020	–	Feb 2020	10.93	14.51	14.51	27	—	98
							148	$—	$719

Expiration and Unwind of Capped Calls: A portion of our 2032C Capped Calls and 2031 Capped Calls expired in 2016. We elected share settlement and received 2 million shares of our stock, equal to a value of $23 million, based on the trading stock price at the time of expiration. The shares received were recorded as treasury stock. A portion of our 2031 Capped Calls expired in 2015. We elected share settlement and received 3 million shares of our stock, equal to a value of $50 million based on the trading stock price at the time of expiration. In 2014, we and the counterparties agreed to terminate and unwind a portion of our 2031 Capped Calls. We elected share settlement and received 3 million shares of our stock, equal to a value of approximately $86 million based on the trading stock price at the time of the unwind. The shares received in 2014 were retired from treasury stock in 2014.

Shareholder Rights Plan: On July 20, 2016, our board of directors adopted a Section 382 Rights Agreement (the "Rights Agreement"), under which our shareholders of record as of the close of business on August 1, 2016 received one right for each share of common stock outstanding. The Rights Agreement is intended to avoid an ownership change, as defined by Section 382 of the Internal Revenue Code of 1986, as amended, and thereby preserve our current ability to utilize certain net operating loss and credit carryforwards. In general, an ownership change will occur when the percentage of our ownership by one or more 5% shareholders has increased by more than 50% at any time during the prior three years. Pursuant to the Rights Agreement, if a shareholder (or group) acquires beneficial ownership of 4.99% or more of the outstanding shares of our common stock without prior approval of our Board of Directors or without meeting certain customary exceptions, the rights would become exercisable and entitle shareholders (other than the acquiring shareholder or group) to purchase additional shares of our common stock at a significant discount and result in significant dilution in the economic interest and voting power of acquiring shareholder or group. Although the Rights Agreement is intended to reduce the likelihood of an ownership change that could adversely affect us, there is no assurance that the Rights Agreement will prevent all transfers that could result in such an ownership change. The Rights Agreement is subject to shareholder approval at the Company’s Fiscal 2016 Annual Meeting of Shareholders. If not approved by the shareholders, the Rights Agreement will terminate on July 19, 2017.

Accumulated Other Comprehensive Income (Loss): Changes in accumulated other comprehensive income (loss) by component for the year ended September 1, 2016, were as follows:

	Cumulative Foreign Currency Translation Adjustments	Gains (Losses) on Derivative Instruments, Net	Gains (Losses) on Investments, Net	Pension Liability Adjustments	Total
Balance as of September 3, 2015	$—	$(5)	$(3)	$21	$13
Other comprehensive income (loss)	(49)	10	3	(13)	(49)
Amount reclassified out of accumulated other comprehensive income	—	(3)	—	(1)	(4)
Tax effects	—	—	—	5	5
Other comprehensive income (loss)	(49)	7	3	(9)	(48)
Balance as of September 1, 2016	$(49)	$2	$—	$12	$(35)

Noncontrolling Interests in Subsidiaries

As of	2016		2015
	Noncontrolling Interest Balance	Noncontrolling Interest Percentage	Noncontrolling Interest Balance	Noncontrolling Interest Percentage
IMFT	$832	49%	$829	49%
MP Mask	—	—%	93	50%
Other	16	Various	15	Various
	$848		$937

IMFT: Since IMFT's inception in 2006, we have owned 51% of IMFT, a joint venture between us and Intel that manufactures NAND Flash and 3D XPoint memory products exclusively for the members. The members share the output of IMFT generally in proportion to their investment. IMFT is governed by a Board of Managers, for which the number of managers appointed by each member varies based on the members' respective ownership interests. The IMFT joint venture agreement extends through 2024 and includes certain buy-sell rights. On January 5, 2016, we amended the IMFT joint venture agreement to change the dates of the buy-sell rights. Pursuant to the amendment, commencing in January 2016, Intel can put to us, and commencing in January 2019, we can call from Intel, Intel's interest in IMFT, in either case, for an amount equal to the noncontrolling interest balance attributable to Intel at such time either member exercises its right. If Intel exercises its put right, we can elect to set the closing date of the transaction to be any time within two years following such election by Intel and can elect to receive financing of the purchase price from Intel for one to two years from the closing date.

IMFT manufactures memory products using designs and technology we develop with Intel. We generally share with Intel the costs of product design and process development activities for NAND Flash and 3D XPoint memory. Our R&D expenses were reduced by reimbursements from Intel of $205 million, $224 million, and $137 million for 2016, 2015, and 2014, respectively.

Our sales include Non-Trade Non-Volatile Memory, which primarily consists of products sold to Intel through our IMFT joint venture at long-term negotiated prices approximating cost. Non-Trade Non-Volatile Memory sales were $501 million, $463 million, and $475 million for 2016, 2015, and 2014, respectively.

The following table presents the assets and liabilities of IMFT included in our consolidated balance sheets:

As of	2016	2015
Assets
Cash and equivalents	$98	$134
Receivables	89	79
Inventories	68	65
Other current assets	6	7
Total current assets	261	285
Property, plant, and equipment, net	1,792	1,768
Other noncurrent assets	50	49
Total assets	$2,103	$2,102

Liabilities
Accounts payable and accrued expenses	$175	$182
Deferred income	7	9
Current debt	16	22
Total current liabilities	198	213
Long-term debt	66	49
Other noncurrent liabilities	94	100
Total liabilities	$358	$362
Amounts exclude intercompany balances that were eliminated in our consolidated balance sheets.

Creditors of IMFT have recourse only to IMFT's assets and do not have recourse to any other of our assets.

The following table presents IMFT's distributions to and contributions from its members:

For the year ended	2016	2015	2014
IMFT distributions to Micron	$36	$6	$10
IMFT distributions to Intel	34	6	10
Micron contributions to IMFT	38	148	106
Intel contributions to IMFT	37	142	102

MP Mask: In 2006, we formed a joint venture with Photronics to produce photomasks for leading-edge and advanced next generation semiconductors.  Through May 5, 2016, we and Photronics each owned approximately 50% of MP Mask.  We purchased a substantial majority of the photomasks produced by MP Mask pursuant to a supply arrangement. On May 5, 2016 we acquired Photronics' interest in MP Mask for $93 million, at which time MP Mask ceased to be a variable interest entity and became a wholly-owned subsidiary.

The assets and liabilities of MP Mask included in our September 3, 2015 consolidated balance sheets were as follows:

As of	2015
Current assets	$21
Noncurrent assets (primarily property, plant, and equipment)	180
Current liabilities	21
Amounts exclude intercompany balances that were eliminated in our consolidated balance sheets.

MMT: As of August 29, 2013, noncontrolling interests in MMT were 11%. In 2014, we purchased additional interests in MMT for an aggregate of $146 million. As of August 28, 2014, noncontrolling interests in MMT were less than 1%. As a result of the purchases of MMT shares in 2014, in aggregate, noncontrolling interests decreased by $180 million and additional capital increased by $34 million.

Restrictions on Net Assets

As a result of the corporate reorganization proceedings of the MMJ Companies initiated in March 2012, and for so long as such proceedings continue, the MMJ Group is subject to certain restrictions on dividends, loans, and advances. In addition, our ability to access IMFT's cash and other assets through dividends, loans, or advances, including to finance our other operations, is subject to agreement by Intel. As a result, our total restricted net assets (net assets less intercompany balances and noncontrolling interests) as of September 1, 2016 were $3.21 billion for the MMJ Group and $913 million for IMFT, which included cash and equivalents of $896 million for the MMJ Group and $98 million for IMFT.

As of September 1, 2016, our retained earnings included undistributed earnings from our equity method investees of $272 million.